REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement") is made this 21st day of September, 2007, by NANOVIRICIDES, INC., a publicly-owned Nevada corporation (the "Company") and each of the Purchasers set forth on the signature page hereto (individually a "Purchaser" and collectively, the "Purchasers").

A.           In connection with the Subscription Agreement by and among the parties hereto of even date herewith (the “Subscription Agreement”), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Purchasers (i) 1,500,000 shares (the "Shares") of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and (ii) warrants (the “Warrants”) to acquire an aggregate of 450,000 shares of Common Stock, upon the terms and conditions and subject to the limitations and conditions set forth in the Warrants; and

B.           To induce the Purchasers to execute and deliver the Subscription Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Purchasers hereby agree as follows:

1.   Certain Definitions.  As used in this Agreement, the following terms shall have the following respective meanings:

(a)  "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(b)  "Common Stock" shall mean the common stock, no par value, of the Company.

(c)  "Form S-1. Form SB-1. Form S-2. Form SB-2 and Form S-3" shall mean Form S-1, Form SB-1, Form S-2, Form SB-2 or Form S-3, respectively, promulgated by the Commission or any substantially similar or successor form then in effect.

(d)  The terms "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement.

(e)  "Registrable Securities" shall mean the Shares and the shares of Common Stock underlying the exercise of the Warrants until such time as such shares become eligible for sale under subparagraph (k) of Rule 144 or any successor thereto.

(f)  "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 2, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such Registration and the reasonable fees and disbursements of counsel for the Purchasers, as selling shareholders.

(g)  "Registration Statement" shall mean Form S-1, Form SB-1, Form S-2, Form SB-2 or Form S-3, whichever is applicable.

(h)  "Restriction Termination Date" shall mean, with respect to any Registrable Securities, the earliest of (i) the date that such Registrable Securities shall have been Registered and sold or otherwise disposed of in accordance with the intended method of distribution by the seller or sellers thereof set forth in the Registration Statement covering such securities or transferred in compliance with Rule 144, and (ii) the date that an opinion of counsel to the Company containing reasonable assumptions (which opinion shall be subject to the reasonable approval of counsel to any affected Purchaser) shall have been rendered to the effect that any restrictive legend placed upon the Registrable Securities under the Securities Act can be properly removed and such legend shall have been removed.

(i)	"Rule 144" shall mean Rule 144 promulgated by the Commission pursuant to the Securities Act and any successor rules thereto.

(j)	"Purchasers" shall mean, collectively, the Purchasers, their assignees and transferees, and individually, a Purchaser and any transferee or assignee of such Purchaser.

(k)	"Securities Act" shall mean the Securities Act of 1933, as amended.

(l)	"Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

(m)	“Shares" shall mean the Common Stock issued to the Purchasers pursuant to the Subscription Agreement and the various Warrant agreements.

(n)	“Transaction Documents” shall mean this Agreement, the Subscription Agreement and the Warrant Agreement to which the Company and the Purchasers are parties.

Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Subscription Agreement and Warrant Agreement.

2.   Registration Rights.

2.1  Required Registration.
(a)           The Company shall prepare, and, on or prior to thirty (90) days from the date of Closing (as defined in the Subscription Agreement) (the “Filing Date”), file with the Commission a Registration Statement on such form of Registration Statement as is then available to effect a registration of the Registrable Securities, subject to the consent of the Purchasers, which consent will not be unreasonably withheld) covering the resale of the Registrable Securities issued or issuable pursuant to the Securities Purchase Agreement, which Registration Statement, to the extent allowable under the Securities Act and the rules and regulations promulgated thereunder.

(b)           Notwithstanding the foregoing, the Company may include in each such Registration requested pursuant to this Section 2.1, the 1,305,000 shares of Common Stock offered for sale by the Company’s warrantholders in or about April 2007, which the Company is obligated to register.

(c)           The Company shall use its best efforts to obtain effectiveness of the Registration Statement on or prior to one hundred and eighty (180) days the (“Effectiveness Date”) from the date of Closing (as defined in the Subscription Agreement) and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which the Registrable Securities may be sold without any restriction pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company’s transfer agent to such effect (the "Effectiveness Period").  In the event that the Company is unable to register for resale all of the Registrable Securities on the Registration Statement due to limits imposed by the SEC, the Company will file a Registration Statement under the Securities Act with the SEC covering the resale by the Holders of such lesser amount of the Registrable Securities as the Company is able to register and use its best efforts to have such Registration Statement become effective as promptly as possible and, when permitted to do so by the SEC, to file subsequent registration statement(s) under the Securities Act with the SEC covering the resale of any Registrable Securities that were omitted from previous registration statement(s) and use its best efforts to have such registration declared effective as promptly as possible.

(d)           The Company agrees that the Purchasers will suffer damages if a Registration Statement is not filed on or prior to the Filing Date or any additional Filing Date, as applicable, and, in each case, not declared effective by the SEC on or prior to the applicable Effectiveness Date and maintained in the manner contemplated herein during the applicable Effectiveness Period or if certain other events occur.  The Company and the Purchasers further agree that it would not be feasible to ascertain the extent of such damages with precision.  Accordingly, if (A) a Registration Statement is not filed on or prior to the Filing Date, any additional Filing Date, or (B)  a Registration Statement is not declared effective by the SEC on or prior to the applicable Effectiveness Date, or (C) any Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities at any time prior to the expiration of the Effectiveness Period, without being succeeded immediately by a subsequent Registration Statement filed with and declared effective by the Commission (any such failure or breach being referred to as an “Event,” and for purposes of clauses (A) and (B) the date on which such Event occurs, or for purposes of clause (C) after more than fifteen (15) Business Days, being referred to as “Event Date”), the Company shall issue as liquidated damages to each Purchaser an additional 75,000 Warrants to purchase the Company’s Common Stock, at an exercise price of $0.15 per share, for each thirty (30) day period the Registration Statement is not declared effective after the Effectiveness Date, and shall ensure that the Common Stock underlying such warrants is also covered by the Registration Statement.  Liquidated damages payable by the Company pursuant to this Section shall be payable on the first (1st) Business Day of each thirty (30) day period following the Event Date.

2.2  Piggyback Registration

(a)  Each time that the Company proposes to Register a public offering solely of its Common Stock, other than pursuant to a Registration Statement on Form S-4 or Form S-8 or similar or successor forms (collectively, "Excluded Forms"), the Company shall promptly give written notice of such proposed Registration to the Purchasers, which shall offer such holders the right to request inclusion of any Registrable Securities not heretofore registered in the proposed Registration.

(b)  Each Purchaser shall have ten (10) days or such longer period as shall be set forth in the notice from the receipt of such notice to deliver to the Company a written request specifying the number of shares of Registrable Securities such Purchaser intends to sell and the holder's intended plan of disposition.

(c)  Upon receipt of a written request pursuant to Section 2.2 (b), the Company shall promptly use its best efforts to cause all such Registrable Securities to be Registered, to the extent required to permit sale or disposition as set forth in the written request.

2.3  Preparation and Filing.  If and whenever the Company is under an obligation pursuant to the provisions of this Section 2 to use its best efforts to effect the Registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

(a)  prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become and remain effective, keeping each Purchaser advised as to the initiation, progress and completion of the Registration;

(b)  prepare and file with the Commission such amendments and supplements to such Registration Statements-and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for nine months and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement;

(c)  furnish to each Purchaser such number of copies of any summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the  requirements of the Securities Act, and such other documents as such Purchaser may reasonably request in order to facilitate the public sale or other disposition of such Registrable Securities;

(d)  use its best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as each Purchaser shall reasonably request and do any and all other acts or things which may be necessary or advisable to enable such holder to consummate the public sale or other disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company shall not be required to consent to general service of process, qualify to do business as a foreign corporation where it would not be otherwise required to qualify or submit to liability for state or local taxes where it is not liable for such taxes; and

(e)  at any time when a prospectus covered by such Registration Statement is required to be delivered under the Securities Act, notify each Purchaser of the happening of any event as a result of which the prospectus included in such Registration, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of such seller, prepare, file and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading in the light of the circumstances then existing.

2.4  Expenses.  The Company shall pay all Registration Expenses incurred by the Company in complying with this Section 2; provided however that all underwriting discounts and selling commissions applicable to the Registrable Securities covered by registrations effected pursuant to section 2.2 hereof shall be borne by the seller or sellers thereof, in proportion to the number of Registrable Securities sold by such seller or sellers.

2.5  Indemnification.

(a)  Company's Indemnification of Purchasers.  The Company shall indemnify each Purchaser, each of its officers, directors and constituent partners, and each person controlling such Purchaser, and each underwriter thereof, if any, and each of its officers, directors, constituent partners, and each person who controls such underwriter, against all claims, losses, damages or liabilities (or actions in respect thereof) suffered or incurred by any of them, to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or any related Registration Statement incident to any such Registration, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to actions or inaction required of the Company in connection with any such Registration; and the Company will reimburse each such Purchaser, each such underwriter, each of their officers, directors and constituent partners and each person who controls any such Purchaser or underwriter, for any legal and any other expenses as reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided however, that the indemnity contained in this Section 2.5(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by such Purchaser, underwriter, controlling - person or other indemnified person and stated to be for use in connection with the offering of securities of the Company.

(b)  Purchaser's Indemnification of Company.  Each Purchaser shall indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's Registrable Securities covered by a Registration Statement, each person who controls such underwriter within the meaning of the Securities Act, and each other Purchaser, each of its officers, directors and constituent partners and each person controlling such other Purchaser, against all claims, losses, damages and liabilities (or actions in respect thereof) suffered or incurred by any of them and arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in such Registration Statement or related prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Purchaser of any rule or regulation promulgated under the Securities Act applicable to such Purchaser and relating to actions or inaction required of such Purchaser in connection with the Registration of the Registrable Securities pursuant to such Registration Statement; and will reimburse the Company, such other Purchasers, such directors, officers, partners, persons, underwriters ' and controlling persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; such indemnification and reimbursement shall be to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Purchaser and stated to be specifically for use in connection with the offering of Registrable Securities. Anything in the foregoing to the contrary notwithstanding, in no event shall the aggregate obligations of a Purchaser under this Section 2.5(b) to all parties that may be entitled to indemnification hereunder exceed the amount of proceeds received by such Purchaser in connection with such offering of Registrable Securities.

(c)  Indemnification Procedure.  Promptly after receipt by an indemnified party under this Section 2.5 of notice of the commencement of any action which may give rise to a claim for indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 2.5, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim, and shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, the parties entitled to indemnification shall have the, right to employ, separate counsel (reasonably satisfactory to the indemnifying party) to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified parties unless the named parties to such action or proceedings include both the indemnifying party and the indemnified parties and the indemnifying party or such indemnified parties shall have been advised by counsel that there are one or more legal defenses available to the indemnified parties which are different from or additional to those available to the indemnifying party (in which case, if the indemnified parties notify the indemnifying party in writing that they elect to employ separate counsel at the reasonable expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified parties, it being understood, however, that the indemnifying party shall not, in connection with any such action or proceeding or separate or substantially similar or related action or proceeding in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate counsel at any time for all indemnified parties, which counsel shall be designated in writing by the Purchasers of a majority of the Registrable Securities).

(d)  Contribution.  If the indemnification provided for in this Section 2.5 from an indemnifying party is unavailable to an indemnified party hereunder in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party and the parties' relative intent, knowledge, access to information supplied by such indemnifying party or indemnified party and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action, suit, proceeding or claim.

3.  Covenants of the Company.  The Company agrees to:

(a)  Notify the Purchaser of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

(b)  If the Common Stock is then listed on a national securities exchange, use its best efforts to cause the Registrable Securities to be listed on such exchange.

(c)  Take all other reasonable actions necessary to expedite and facilitate disposition of the Registrable Securities by the holders thereof pursuant to the Registration Statement.

(d)  With a view to making available to the holders of Registrable Securities the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit the Purchasers to sell securities of the Company to the public without registration, the Company, after it has become obligated to file periodic or other reports pursuant to Section 13 of the 1934 Act agrees to:

(i)  make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the first Registration Statement filed by the Company for the offering of its securities to the general public;

(ii)  file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities and Exchange Act of 1934 (the "1934 Act"); and

(iii)  furnish to the Purchasers, so long as such Purchaser owns any Shares, forthwith upon written request: (a) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements), (b) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (c) such other information as may be reasonably requested and as is publicly available in availing the Purchasers of any rule or regulation of the Commission which permits the selling of any such securities without registration.

(e)  Prior to the filing of the Registration Statement or any amendment thereto (whether pre-effective or post-effective), and prior to the filing of any prospectus or prospectus supplement related thereto, the Company will provide each Purchaser with copies of all pages thereto, if any, which reference such Selling.

4.  Independent Nature of Purchasers’ Obligations and Rights.The obligations of each Purchaser hereunder is several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder.  The decision of each Purchaser to purchase the Registrable Securities pursuant to the Transaction Documents has been made independently of any other Purchaser.  Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.  Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents.  Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

5.   Miscellaneous.

(a)  Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed (i) if to the Company, at NanoViricides, Inc., 135 Wood Street, Suite 205, West Haven, Connecticut 06516 and (ii) if to a Purchaser, at the address set forth in his Warrant Agreement, or at such other address as each such party furnishes by notice given in accordance with this Section 4 (a).

(b)  Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, will not operate as a waiver thereof.  No waiver will be effective unless and until it is in writing and signed by the party giving the waiver.

(c)  THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.  THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING.  BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING.  NOTHING HEREIN SHALL AFFECT EITHER PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.  BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER.  THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS’ FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

(d)  In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(e)  This Agreement, the Warrants and the Subscription Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement and the Securities Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(f)  Subject to the requirements of Section 4 hereof, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

(g)  The headings in this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

(h)  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(i)  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j)  Except as otherwise provided herein, all consents and other determinations to be made by the Investors pursuant to this Agreement shall be made by Investors holding a majority of the Registrable Securities, determined as if the all of the Notes then outstanding have been converted into for Registrable Securities.

(k)  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Investor by vitiating the intent and purpose of the transactions contemplated hereby.  Accordingly, the Company acknowledges that the remedy at law for breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of any of the provisions under this Agreement, that each Investor shall be entitled, in addition to all other available remedies in law or in equity, and in addition to the penalties assessable herein,  to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

(l)  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

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IN WITNESS WHEREOF, the Company has executed this Agreement for the benefit of the Purchasers by its duly authorized officer as of the date first above written.

NANOVIRICIDES, INC.

By:	/s/ Eugene Seymour
Eugene Seymour,
Chief Executive Officer

AGREED AND ACCEPTED THIS
21st day of September, 2007

DKR SATURN EVENT DRIVEN
    HOLDING FUND LTD.

By:	/s/ Rajni Narasi
Name: Rajni Narasi
Title: Authorized Signatory